Exhibit 32.2

CERTIFICATION

I, Philip R. Mays, Chief Financial Officer of Cedar Realty Trust, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 6th day of August, 2014.

/s/ PHILIP R. MAYS

Philip R. Mays, Chief Financial Officer